UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

        Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B. held its Annual Meeting of Shareholders on Tuesday, November 27, 2007 in Riverside, California. Shareholders elected Joseph P. Barr, Bruce W. Bennett and Debbi H. Guthrie to the Board of Directors for three-year terms. Shareholders also ratified the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2008.

        The Corporation posted its annual meeting presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Annual Meeting Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1 Annual Meeting Presentation of Provident Financial Holdings, Inc.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer

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EXHIBIT 99.1

Annual Meeting Presentation

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Annual Meeting of Shareholders

November 27, 2007

PROVIDENT Bank™

More for you everyday.

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Fiscal 2007 Highlights

- ✓ Net income of $11.3 million, or $1.72 per share.
- ✓ Completed the sale of six acres of land with a gain of $1.3 million, net of statutory taxes.
- ✓ Deposit growth of $81.0 million, or 9%.
- ✓ Jumped to fifth from seventh in deposit market share in Riverside – San Bernardino RMA according to deposit data released by the FDIC.
- ✓ Preferred Loan growth of $98.1 million, or 23%, and the percentage to total loans held for investment increased to 39% from 34%.

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Fiscal 2007 Highlights

- ✓ Opened our newest Retail Banking Center on La Sierra Avenue in January 2007.
- ✓ Signed a lease agreement for a new Retail Banking Center in Moreno Valley (Spring 2008).
- ✓ Completed the May 2006 and January 2007 stock repurchase programs.
- ✓ Increased the quarterly cash dividend by 20% to $0.18 per share in October 2006 for a total of $0.69 per share in fiscal 2007.

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Subsequent Events

- ✓ Signed a lease agreement for a new Retail Banking Center in Beaumont (Fall 2008).
- ✓ Announced a quarterly cash dividend of $0.18 per share in October 2007, payable in December 2007.
- ✓ Amended the Corporation's Bylaws to allow for the issuance of uncertificated shares of the Corporation's capital stock and to provide for electronic notice of shareholders' meeting.

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Net Income

Net Income (In Thousands)

$25,000
$20,000
$15,000
$10,000
$5,000

	FY2003	FY2004	FY2005	FY2006	FY2007
Net Income	$16,889	$15,069	$18,699	$20,540	$11,286

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Diluted Earnings Per Share

Diluted Earnings Per Share (EPS)

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50

	FY2003	FY2004	FY2005	FY2006	FY2007
Diluted EPS	$2.20	$2.09	$2.64	$2.98	$1.72

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PROVIDENT Bank
More for you everyday.

Return on Stockholders' Equity

Return On Average Stockholders' Equity (ROE)

20.00%
15.00%
10.00%
5.00%

	FY2003	FY2004	FY2005	FY2006	FY2007
ROE	16.51%	14.13%	16.10%	15.71%	8.39%

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Total Assets

PROVIDENT Bank
More for you everyday.

Total Assets (In Millions)

$2,000
$1,500
$1,000
$500

	06/30/2003	06/30/2004	06/30/2005	06/30/2006	06/30/2007
Total Assets	$1,262	$1,319	$1,632	$1,622	$1,648

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Loans Held For Investment

Loans Held For Investment, Net (In Millions)
$1,400
$1,200
$1,000
$800
$600
$400

	06/30/2003	06/30/2004	06/30/2005	06/30/2006	06/30/2007
Loans Held For Investment, Net	$744	$863	$1,132	$1,263	$1,349

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Total Deposits

Deposits (In Millions)

$1,200
$1,000
$800
$600
$400

	06/30/2003	06/30/2004	06/30/2005	06/30/2006	06/30/2007
Deposits	$754	$851	$919	$918	$999

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Stock Performance

(Compared to NASDAQ and NASDAQ Bank Indices)

COMPARISON OF CUMMULATIVE TOTAL RETURNS*

$220.00
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
6/30/02
6/30/03
6/30/04
6/30/05
6/30/06
6/30/07
PROV
NASDAQ Stock Index
NASDAQ Bank Index

	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06	6/30/07
PROV	$100.00	$131.97	$161.75	$195.99	$213.58	$182.48
NASDAQ Stock Index	$100.00	$111.02	$139.94	$141.46	$150.42	$179.30
NASDAQ Bank Index	$100.00	$101.50	$121.65	$129.88	$138.62	$141.16

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